                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 11, 1999
                      ------------------------------------
                                (Date of Report)



                                   ITRON, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         WASHINGTON                      0-22418                 911011792
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)


                    2818 N. SULLIVAN ROAD, SPOKANE, WA 99216
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 924-9900
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

     Effective February 11, 1999, Itron, Inc. (the "Company") is offering to exchange (the "Exchange Offer") up to $22,000,000 aggregate principal amount of its 6 3/4% Convertible Subordinated Notes Due 2004 (the "Original Notes") for up to $15,840,000 aggregate principal amount of its 6 3/4% Convertible Subordinated Notes Due 2004 (the "Exchange Notes") on the basis of $720 principal amount of Exchange Notes for $1,000 principal amount of Original Notes. The Company is making the Exchange Offer pursuant to an Offering Circular dated February 11, 1999 (the "Offering Circular"), and in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), afforded by Rule 3(a)(9) of the Securities Act.

     The Exchange Notes are convertible, in whole or in part, at the option of the Holder, at any time prior to the close of business on the last business day prior to the maturity date into shares of the Company's Common Stock. The conversion price per share (the "Conversion Price") will be determined by adding the Average Market Price (as defined below) to the result of the Average Market Price multiplied by a percentage amount (the "Conversion Price Premium"), which the Company currently expects to be in the range of 25% to 30%. The Conversion Price Premium will be determined by the Company based on market conditions no later than the tenth business day prior to the expiration date of the Exchange Offer. The "Average Market Price" will be the arithmetic average (rounded to the nearest cent) of the closing prices of the Common Stock on the Nasdaq National Market on each of the five business days ending two business days prior to the expiration date of the Exchange Offer.

     The Exchange Notes will be unsecured obligations of the Company, ranking on parity with the Original Notes and subordinated and subject in right of payment to all existing and future senior indebtedness of the Company. The Exchange Notes will bear interest at 6 3/4% per annum from the expiration date of the Exchange Offer, payable semiannually on each March 31 and September 30, commencing September 30, 1999, until the Exchange Notes are paid in full or are converted into the common stock of the Company. The Company will be required to repay the principal amount of the Exchange Notes on March 31, 2004, unless the Exchange Notes have previously been redeemed or converted. The Exchange Notes will be redeemable, at the Company's option, in whole or in part at any time after March 12, 2002, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date.

     Unless the Exchange Offer is amended, the Company will accept only up to $22,000,000 aggregate principal amount of tendered Original Notes (representing approximately 35% of the Original Notes). If more than $22,000,000 aggregate principal amount of the Original Notes are tendered, the Company will allocate its acceptance of Original Notes among tendering noteholders on a pro rata basis. The Exchange Offer is not conditioned on any minimum amount of Original Notes being tendered. The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on Friday, March 12, 1999, unless extended.

     This summary of the terms of the Exchange Offer is not complete and is subject to the provisions of the Offering Circular and of the indenture between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee, under which the Exchange Notes will be issued. A copy of the Form of Indenture is incorporated into this Form 8-K by reference to Exhibit (c) of the Company's Schedule 13E-4 Issuer Tender Offer Statement, dated February 11, 1999.



Form 8-K                                                                  PAGE 1

ITEM 7. EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        ------------
4.1            Offering Circular dated February 11, 1999* (Exhibit (a)(1))

4.2            Form of Indenture by and between the Company and Chase Manhattan
               Bank and Trust Company, National Association, as Trustee* (Exhibit (c))

------------

* Previously filed as the exhibit designated above to the Company's Schedule 13E-4 Issuer Tender Offer Statement dated February 11, 1999, and incorporated into this Form 8-K by reference.



Form 8-K                            PAGE 2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITRON, INC.



Dated:  February 11, 1999               By: DAVID G. REMINGTON
                                            ------------------------------------
                                        David G. Remington
                                        Vice President and Chief Financial
                                        Officer



Form 8-K                            PAGE 3

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
4.1            Offering Circular dated February 11, 1999* (Exhibit (a)(1))

4.2            Form of Indenture by and between the Company and Chase Manhattan
               Bank and Trust Company, National Association, as Trustee* (Exhibit (c))

------------

* Previously filed as the exhibit designated above to the Company's Schedule 13E-4 Issuer Tender Offer Statement dated February 11, 1999, and incorporated into this Form 8-K by reference.




Form 8-K                            PAGE 4